SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): September 16, 2009

GLOBAL DYNAMICS CORP.
 (Exact Name Of Registrant As Specified In Charter)

DELAWARE	333-156154	98-0593668
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File No.)	(IRS Employee Identification No.)

c/o Margalit Yosef
43 Hakablan Street
Jerusalem, Israel 93874
(Current Address of Principal Executive Offices)

Phone number: 011-972 -2-651-5089
 (Issuer Telephone Number)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 7 – Regulation FD

Item 7.01            Regulation FD Disclosure

The Registrant has completed a forward spit of the shares of common stock of the Registrant, at a ratio of One Hundred (100) new shares for each one (1) old share, with the par value remaining at $0.0001 per share. The record date was September 9, 2009 with a payment date of September 16, 2009.

As a result, the Registrant has a total of 500,000,000 shares issued and outstanding as of September 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

September 25, 2009	GLOBAL DYNAMICS CORP.

By: /s/ Margalit Yosef
Name: Margalit Yosef
Title: President and Director
(Principal Executive Officer)